UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2010

CEDAR FAIR, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9444	34-1560655
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Cedar Point Drive, Sandusky, Ohio	44870-5259
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 626-0830

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 15, 2010, Cedar Fair, L.P., a Delaware limited partnership (the “Company”), attended a meeting with lenders in connection with the previously announced proposed merger with Cedar Merger Sub LLC (formerly known as Siddur Merger Sub, LLC). During the lender meeting, fourth quarter 2008 EBITDA numbers were presented that included pro forma adjustments, per the definition of EBITDA from the previously announced merger agreement providing for the acquisition of the Company by Siddur Holdings, Ltd., an entity controlled by affiliates of Apollo Global Management, that were not previously disclosed as follows:

Non-recurring and Pro Forma Adjustments:	Q4 2008
Star Trek closure	(0.4)
Star Trek costs in corporate	(0.1)
Fixed asset moving costs	0.7
Property taxes on Canada land	0.2
Great America dispute	0.1
Equity compensation adjustment	(2.0)
2009 headcount reduction	0.9
Investor relations	0.1
Insurance premium savings	0.2
Great America lease accrual	0.2
Out-of-period breakage	(2.5)

Total Non-recurring and Pro Forma Adjustments:	$(2.6)

Set forth below is a reconciliation of net income to Pro Forma Adjusted EBITDA:

Management Adjusted EBITDA:	Q4 2008
Net Income	($56.7)
Provision (benefit) for taxes	(53.1)
Interest Expense	30.6
Depreciation and amortization	14.6
Equity-based compensation	0.1
Loss on impairment of goodwill and other intangibles	87.0
(Gain) loss on impairment/retirement of fixed assets, net	(1.0)
(Gain) on sale of other assets	0.0
Net change in fair value of swaps	0.0
Other (income) expense	(0.2)

Management Adjusted EBITDA (a)	$21.3

Pro Forma Adjusted EBITDA:
Management Adjusted EBITDA	$21.3
Star Trek closure	(0.4)
Star Trek costs in corporate	(0.1)
Fixed asset moving costs	0.7
Property taxes on Canada land	0.2
Great America dispute	0.1
Equity compensation adjustment	(2.0)
2009 headcount reduction	0.9
Investor relations	0.1
Insurance premium savings	0.2
Great America lease accrual	0.2
Out-of-period breakage	(2.5)

Pro Forma Adjusted EBITDA (b)	$18.7

(a)	Management adjusted EBITDA represents earnings before interest, taxes, depreciation, and other non-cash items. The Company believes management adjusted EBITDA is a meaningful measure of park-level operating profitability. Management adjusted EBITDA is not a measurement of operating performance computed in accordance with generally accepted accounting principles and is not intended to be a substitute for operating income, net income or cash flow from operating activities, as defined under generally accepted accounting principles. In addition, management adjusted EBITDA may not be comparable to similarly titled measures of other companies.

(b)	Pro Forma Adjusted EBITDA represents earnings before interest, taxes, depreciation, other non-cash items and other adjustments as defined in the previously announced merger agreement providing for the acquisition of the Company by Siddur Holdings, Ltd., an entity controlled by affiliates of Apollo Global Management. Pro forma adjusted EBITDA is not a measurement of operating performance computed in accordance with generally accepted accounting principles and is not intended to be a substitute for operating income, net income or cash flow from operating activities, as defined under generally accepted accounting principles.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEDAR FAIR, L.P.

By Cedar Fair Management, Inc., its General Partner

By:	/s/ Richard L. Kinzel
Richard L. Kinzel Chairman, President and Chief Executive Officer

Date: January 15, 2010

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